SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 Date of Report
                               September 13, 2004
                        (Date of earliest event reported)




                         Boyd Bros. Transportation Inc.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




                   0-23948                                  63-6006515
  -----------------------------------------   ----------------------------------
            (Commission File No.)              (IRS Employer Identification No.)


                3275 Highway 30
               Clayton, Alabama                               36016
  -----------------------------------------   ----------------------------------
   (Address of principal executive offices)                 (Zip Code)


                                 (334) 775-1400
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 8.01 Other Events.

Boyd Bros. Transportation Inc. (the "Company") today announced that it has completed the merger of BBT Acquisition Corporation ("BBT") into the Company. As a result of the merger, the Company's shares will cease trading on NASDAQ at the conclusion of market trading hours today and will no longer be registered under the Securities Exchange Act of 1934.

BBT is a company owned by Dempsey Boyd, the founder of the Company, Gail B. Cooper, the President and Chief Executive Officer of the Company, and certain of their family members. Stockholders of the Company (other than BBT and the Boyd family stockholders of BBT) will receive $9.18 in cash for each share of Company common stock owned.

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release announcing the proposed acquisition.

Item 9.01  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired. Not Applicable

     (b)  Pro Forma Financial Information. Not Applicable

     (c)  Exhibits.

          Exhibit
            No.       Description
         -----------  ----------------------------------------------------------
            99.1      Press Release of Boyd Bros. Transportation Inc.
                      issued September 13, 2004.

                         BOYD BROS. TRANSPORTATION INC.

                                    FORM 8-K

                                  Exhibit Index

                                                                   Method of
Exhibit No.                        Description                       Filing
-----------  ------------------------------------------------   ----------------
   99.1      Press Release of Boyd Bros. Transportation Inc.,    Filed herewith.
             issued September 13, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BOYD BROS. TRANSPORTATION INC.


Date:  September 13, 2004                       By: /s/ RICHARD C. BAILEY
                                                    ----------------------------
                                                          Richard C. Bailey
                                                    Its Executive Vice President
                                                     and Chief Financial Officer